UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 25, 2009

China Yongxin Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26293 (Commission File Number)	20-1661391 (I.R.S. Employer Identification No.)

927 Canada Court City of Industry, CA 91748 (Address of principal executive offices) (zip code)

(626) 581-9098 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

On September 25, 2009, we closed a private placement of our equity securities.  We issued a total of 3,338,385 shares of our common stock, restricted in accordance with Rule 144, to 157 accredited investors, for total consideration of $467,369.  In addition, we issued to the investors warrants to acquire another 3,338,385 shares of our common stock at $0.35 per share, exercisable for a period of three years.  The issuances were exempt from registration pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, and all of the investors were accredited.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2009	China Yongxin Pharmaceuticals Inc., a Delaware corporation

/s/ Samuel Liu
By: Samuel Liu Its: President